                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 Homestore.com
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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


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Notes:

                               homestore.com(TM)
                       There's no place like home. (TM)

                              Transaction Summary

 . Transaction:      Homestore.com acquires Move.com

 . Structure:        Tax free, stock-for-stock acquisition

 . Shares Issued:    26.3 HOMS shares

 . Ownership:        Pro forma 80% HOMS shareholders /
                    20% Cendant (15% to be held by Cendant Corp)

 . Board:            6 HOMS / 1 Cendant

 . Governance:       10 year standstill;
                    15 years proportionate voting

 . Conditions:       HSR clearance; Homs shareholder approval

 . Accounting:       Purchase accounting

 . Closing:          Anticipated Q1 2001

_____________________________________________________________homestore.com(TM)__

                            Transaction Highlights

 . Highly complementary fit = a powerful combination

   . Leading online real estate networks

   . Leverages top offline real estate network

      - Coldwell Banker, Century21, ERA, NRT franchises

   . Leaders in online rentals

   . Broad suite of relocation tools + top relocation company

   . Critical mass for online real estate transactions

   . 40 year online franchise and listing agreement

 . Numerous top and bottom line synergies

 . Accretive transaction

_____________________________________________________________homestore.com(TM)__
                                   move.com
                                        It's a better move

               . Cendant's online real estate and relocation destination . Headquartered in San Francisco

                                                     Rent.net
      40 Year                                         ONLINE                   Product
    Agreements                 move.com            RENTAL GUIDE             Commitments                    Other
                                    It's a better move
 . Exclusive access         . Online home          . A leading online  . Cendant to purchase          . Welcome Wagon
  to aggregated              listings,              rental site         professional products          online and print
  listings from              mortgages and                              for franchises and             advertising
  leading offline            moving related       . 13,000+             agents                         company with
  franchises -               services               apartment                                          35,000+
  Coldwell Banker,                                  communities       . Cendant investment             merchants
  Century21 and            . Distribution                               in HomeStore                   relationships
  ERA                        relationships with   . Senior housing,     transaction platform
                             AOL, Altavista,        corporate                                        . Exclusive NRT
 . Replaces and               Yahoo!,                housing and       . 3-year exclusive               listings
  extends existing           Excite@Home,           self-storage        transaction platform
  agreements                 Lycos, Go              services            commitment from              . Marketing
  terminating in             Network, Ask                               NRT and Cendant                agreement
  June, 2002                 Jeeves                                     Mobility
  through 2040




_____________________________________________________________homestore.com(TM)__

                            A Complementary Fit =
                            A Powerful Combination

          homestore.com                           move.com
                                                      It's a better move
 . Leading real estate network             . Leading real estate network

   . Listings: 1,400,000                     . Listings: 450,000

   . Traffic: 4.5MM UU                       . Traffic: 1.9MM UU

 . Web presence for 4 of top 7 national    . Web presence for other 3 of top 7 national
  franchises                                franchises

 . Established professional products and   . Largest network of real estate
  services provider                         professionals

 . Industry leading partnerships           . Leverages Cendant's offline assets

   . NAR, NAHB, MHI, AIA, NCOSH               . Coldwell Banker, Centruy21, ERA, NRT

   . FNMA                                     . PHH, Cendant Mobility

 . Leader in rentals                       . Leader in rentals

_____________________________________________________________homestore.com(TM)__
                                  the vision
                              a wired marketplace
                              -------------------

                       Homestore.com(TM) has created an
                              online marketplace
                              for the home and is


                             enabling its consumer
                       and professional participants to
                                communicate and
                          transact business together

                                   CONSUMER

                                   [GRAPHIC]

                          Shelter and Self Expression
                       Ideas - Decisions - Transactions

V-Portal

               BUY/                                                SELL/
      FIND   TRANSACT   MOVE    WIRE    PERSONALIZE   MAINTAIN   TRANSACT


V-ASP


                       Marketing - Leads - Transactions
                        Sell Services and Sell Products

                                   [GRAPHIC]


                                 PROFESSIONAL


A visual of the wired marketplace:

Globe showing consumers on top and professionals on bottom encircling a bar across the middle with all the tasks involved in the home life cycle.

The top half of the Globe is title: V-PORTAL referring to our vertical portal for consumers.

The bottom half of the Globe is title: V-ASP referring to our vertical application solutions provider strategy for home service professionals.

                                  Market Size

[CHART]




Two pie charts showing Size of Market:

Pie chart on the left shows $5.4 Trillion globally made up of $3.5 trillion international and $1.9 trillion for U.S.

Pie chart on the right shows the breakout of the US market of $1.9 Trillion dollars into:

$360 billion   Rentals with footnote 6
$940 billion   Existing Homes with footnote 1
$175 billion   New Homes with footnote 5
$140 billion   Remodeling with footnote 4
$225 billion   Products with footnote 3
$95 billion    Real estate transaction fees with footnote 2


Sources: /1/ /2/ Real Estate Outlook, NAR April 2000; /2/ Mortgage Bankers Assoc., Freddie Mac, Fannie Mae, Fidelity National Financial, Insure.com, National Notary Association and Mortgage Insurance Companies of America; /3/ Demographics USA, 1999, Radio Advertising Bureau's Instant Background Report, 1999, Retail Survey US Census 1999; /3/ /4/ Harvard Joint Center for Housing Studies, April 2000; /4/ US Census c-50 report, July 2000; /5/ US Census Manufacturing and Construction Division 1999; /6/ MP/F Research March 2000, National Multi Housing Council January 2000; /7/ Self Storage Almanac 1999, Household Goods Carriers Bureau 1998


________________________________________________________homestore.com(TM)_______
Source: EuroMonitor: European Marketing Data and Statistics, International
        Marketing Data and Statistics, 2000

                              Addressable Market

                                    [CHART]

Pie chart showing Size of Addressable Market of over $300 billion:

Pie chart shows the breakout into:

$5 billion     Advertising with footnote 1
$200 billion   International with footnote 5
$12 billion    Relocation with footnote 6
$23 billion    eCommerce with footnote 4
$10 billion    Subscription made up of Yellow Pages, Classifieds, Other B2B with footnote 2
$95 billion    Real estate transaction fees with footnote 3

Footnotes are:

/1/ Advertising Age, Sept. 1999; /2/ Newspaper Assoc. of America 1999, Yellow Pages Publishers Association 1998,1999, Warburg Dillon Reed B2B eCommerce January 2000; /3/ Real Estate Outlook, NAR April 2000; Mortgage Bankers Assoc. mbaa.org/marketdata/2000, Inside Mortgage Finance; /4/ Demographics USA, 1999, Radio Advertising Bureau's Instant Background Report, 1999, Retail Survey US Census 1999, Harvard Joint Center for Housing Studies, April 2000. All at a 10% margin; /5/ Estimate at 6% of total (less than US) /6/ Household Goods Carriers Bureau 1998


______________________________________________________homestore.com(TM)_________

                           [HOMESTORE.COM WEB PAGE]


                       Expanding the addressable market

                                    [CHART]

Bar chart showing a timeline of Homestore's expansion into different categories with visual of Homestore.com home page in background:

1997      Existing Homes
1998      Existing Homes, New Homes
Q1 1999   Existing Homes, New Homes
Q2 1999   Existing Homes, New Homes, Rentals
Q3 1999   Existing Homes, New Homes, Rentals, Remodel
Q4 1999 Existing Homes, New Homes, Rentals, Remodel, Move, Finance Decorate, Home Tech, Shop
Q1 2000 Existing Homes, New Homes, Rentals, Remodel, Move, Finance Decorate, Home Tech, Shop, Manufactured Housing, Architecture, Vacation Homes, RE Transaction, Content Management
Q2 2000 Existing Homes, New Homes, Rentals, Remodel, Move, Finance Decorate, Home Tech, Shop, Manufactured Housing, Architecture, Vacation Homes, RE Transaction, Content Management, Lawn and Garden, Senior Housing, Health and Safety, Contact Management, Telecommunications
Q3 2000 Existing Homes, New Homes, Rentals, Remodel, Move, Finance Decorate, Home Tech, Shop, Manufactured Housing, Architecture, Vacation Homes, RE Transaction, Content Management, Lawn and Garden, Senior Housing, Health and Safety, Contact Management, Telecommunications, Relocation, Van lines, AOL House and Home Channel, Utilities, Comparable Sales

                                   CONSUMER

                                   [GRAPHIC]

                                  ADVERTISING


V-Portal

               BUY/                                                SELL/
      FIND   TRANSACT   MOVE    WIRE    PERSONALIZE   MAINTAIN   TRANSACT


V-ASP

                                 TRANSACTIONS

                   MARKETING - SUBSCRIPTIONS - ASP PRODUCTS

                                   [GRAPHIC]


                                 PROFESSIONAL


How we monetise the wired marketplace:

Globe showing consumers on top and professionals on bottom encircling a bar across the middle with all the tasks involved in the home life cycle:

Below consumers is a descriptive word in a semi-circle expressing Homestore's revenue stream on the consumer side: Advertising.

The top half of the Globe is titled: V-portal referring to our verticle portal

Below professionals are descriptive words in a semi-circle expressing Homestore's revenue stream on the professional side. Subscriptions (both marketing and ASP products). Then a second semi-circle with the second revenue stream from professionals: Transactions.

The bottom half of the Globe is titled: V-ASP referring to our vertical ASP products for home service professionals


______________________________________________________homestore.com(TM)_________

                        Marketing Subscription Revenue

Homestore's        . Subscription-based marketing services for professionals
Business:
                   . On line classifieds and "yellow pages"

                   . 131,000 professional subscribers Q3 2000

________________________________________________________________________________

Acquisition        . Substantially increases professional subscriber base
Benefits:
                   . Creates more attractive audience

                      . Larger consumer audience

                      . Clear leader in rentals

                      . 35,000 merchants (Welcome Wagon)

                   . Reduces customer acquisition costs

                   . Accelerates product development

______________________________________________________homestore.com(TM)_________

                           ASP Subscription Revenue

Homestore's       . Mission critical applications for the professional
Business:
                     . Hosting services

                     . Listings management

                     . Contact management

                     . Back office technology

________________________________________________________________________________

Acquisition       . ASP products become preferred solution for Cendant network
Benefits:
                     .  Usage commitment

                     .  Hosting commitment for 3 Cendant brand sites

                     .  Expands ASP footprint and increases stickiness

                  . Reduces customer acquisition costs

                  . Accelerates product development

______________________________________________________homestore.com(TM)_________

                              Transaction Revenue

Homestore's      . Enabling technology for real estate transactions
Business:
                    . Buying/selling a home (eRealtor.com)

                    . Moving (iMove)

                    . More to come...

________________________________________________________________________________

Acquisition      . Builds critical mass for transaction solutions
Benefits:
                 . 3 year transaction platform usage commitment

                     . Cendant Mobility

                       - Leader in relocation

                       - 50,000 transactions per year

                     . NRT

                       - Top broker network

                       - 350,000 transactions per year

                 . Endorsement of platform by Coldwell Banker,
                   Century 21, ERA, NRT

                 . Cendant investment in eRealtor.com

______________________________________________________homestore.com(TM)_________

                              Advertising Revenue

Homestore's  . Building the most attractive audience for advertisers
Business:
________________________________________________________________________________

Acquisition  . Extends consumer reach
Benefits:

                . 1.5MM UU (6MM total)

                . Additional eyeball minutes

             . Enhances new categories

                . Senior housing

                . Corporate services

                . Self-storage

             . One-stop shopping for advertisers

             . Adds Cendant brands as a new promotion channel

______________________________________________________homestore.com(TM)_________

                            Integration Priorities

 . John Giesecke to manage the integration process

 . Task force headed by the heads of technology, HR, sales and ecommerce

 . Focused on:

   . Maximizing top-line synergies

   . Retaining key talent

   . Site and facility integration

   . Sales force integration

   . Integrated local merchant strategy

   . Cutting costs and reducing redundancy

______________________________________________________homestore.com(TM)_________

                           Substantial Cost Savings

  . Reduce customer acquisition costs

  . Leverage and consolidate distribution - AOL, Yahoo!, Microsoft

  . Reduce marketing expenses - image, branding

  . Consolidate back office and other G&A functions

  . Achieve efficiencies in consolidation of sites

  . Consolidate facilities

______________________________________________________homestore.com(TM)_________

                            Appropriate Governance

 . Control:                       6 HOMS/1 Cendant board seat

 . Standstill agreement:          10 years

 . Voting agreement:              Cendant shares vote in proportion with
                                 majority for 15 years

 . Sale restrictions:             No sales in year 1

                                 Years 2 and 3 limited to 3.2MM shares in total

                                 Sales limited to 800,000 shares per authorized quarter in no more than 4 out of 8 quarters

______________________________________________________homestore.com(TM)_________

                      Long-Term Pro Forma Business Model

                                                        Target
                                                        ------

Gross Margin                                           75 - 80%

 Sales & Marketing                                     36 - 40%

 Research & Development                                 5 -  6%

 General & Administrative                               9 - 10%


Operating Margin                                       20 - 25%

______________________________________________________homestore.com(TM)_________

                            Transaction Highlights

 . Highly complementary fit = a powerful combination

    . Leading online real estate networks

    . Leverages top offline real estate network

       - Coldwell Banker, Century21, ERA, NRT franchises

    . Leaders in online rentals

    . Broad suite of relocation tools + top relocation company

    . Critical mass for online real estate transactions

    . 40 year online franchise and listing agreement

 . Numerous top and bottom line synergies

 . Accretive transaction

______________________________________________________homestore.com(TM)_________
                              homestore.com (TM)

                       There's no place like home. (TM)